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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):

                                January 29, 2003
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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                         000-21240              23-2705700
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 (State or other jurisdiction of    (Commission File No.)      (IRS Employer
incorporation or organization)                              Identification No.)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)


(Registrant's telephone number including area code)   (610)-277-8300
                                                   -----------------------------


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Item 5. Other Events.

         On January 29, 2003, Neoware Systems, Inc. issued a press release announcing its earnings for the quarter ended December 31, 2002, as described in the press release attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) None

(b) None

(c) Exhibits.
         99. Press Release dated January 29, 2003






















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                       NEOWARE SYSTEMS, INC.


Dated: January 31, 2003                By: /S/ Vincent T. Dolan,
                                           ----------------------
                                       Vincent T. Dolan, Chief Financial Officer